Exhibit 99.(h)(1)(E)

AMENDMENT

To Transfer Agency and Service Agreements

between

State Street Bank and Trust Company

and

American Beacon Funds

American Beacon Select Funds

This Amendment is made as of this 18th day of June, 2014, by State Street Bank and Trust Company (the “Transfer Agent” or the “Bank”) and each of American Beacon Funds and American Beacon Select Funds (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds) and Section 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended and American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended (together, the “Agreements”), the parties desire to amend the Agreements as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreements is replaced and superseded with the Schedule A attached hereto and dated September 15, 2014;

2.	All defined terms and definitions in the Agreement shall be the same in this amendment (the “Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this September 18, 2014 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this September 18, 2014 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS	STATE STREET BANK AND TRUST COMPANY

By: /s/Terri McKinney	By: /s/Michael Rogers

Name: Terri McKinney	Name: Michael Rogers

Title: Vice President	Title: Executive Vice President

AMERICAN BEACON FUNDS:

Institutional Class

Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class*
Earnest Partners Emerging Markets Equity Fund - Inst. Class
Emerging Markets Fund - Inst. Class
Flexible Bond Fund - Inst. Class
Global Evolution Frontier Markets Income Fund - Inst. Class
High Yield Bond Fund - Inst. Class
Holland Large Cap Growth Fund - Inst. Class
Intermediate Bond Fund - Inst. Class
International Equity Fund - Inst. Class
International Equity Index Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
S&P 500 Index Fund - Inst. Class
SGA Global Growth Fund - Inst. Class
Short-Term Bond Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Index Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
Treasury Inflation Protected Securities Fund - Inst. Class
Zebra Global Equity Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

Y Class

Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Crescent Short Duration High Income Fund - Y Class*
Earnest Partners Emerging Markets Equity Fund - Y Class
Emerging Markets Fund - Y Class

Flexible Bond Fund - Y Class
Global Evolution Frontier Markets Income Fund - Y Class
High Yield Bond Fund - Y Class
Holland Large Cap Growth Fund - Y Class
Intermediate Bond Fund - Y Class
International Equity Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Retirement Income and Appreciation Fund - Y Class
SGA Global Growth Fund - Y Class
Short-Term Bond Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Small Cap Value II Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Treasury Inflation Protected Securities Fund - Y Class
Zebra Global Equity Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

Retirement Class

International Equity Fund - Retirement Class
Large Cap Value Fund - Retirement Class
Small Cap Value Fund - Retirement Class

Advisor Class (formerly Service Class)

Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

Investor Class (formerly PlanAhead Class)

Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Crescent Short Duration High Income Fund - Investor Class*
Earnest Partners Emerging Markets Equity Fund - Investor Class

Emerging Markets Fund - Investor Class
Flexible Bond Fund - Investor Class
Global Evolution Frontier Markets Income Fund - Investor Class
High Yield Bond Fund - Investor Class
Holland Large Cap Growth Fund - Investor Class
Intermediate Bond Fund - Investor Class
International Equity Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Retirement Income and Appreciation Fund - Investor Class
S&P 500 Index Fund - Investor Class
SGA Global Growth Fund - Investor Class
Short-Term Bond Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Small Cap Value II Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Treasury Inflation Protected Securities Fund - Investor Class
Zebra Global Equity Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

A Class

Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class*
Earnest Partners Emerging Markets Equity Fund - A Class
Emerging Markets Fund - A Class
Flexible Bond Fund - A Class
Global Evolution Frontier Markets Income Fund - A Class
High Yield Bond Fund - A Class
Holland Large Cap Growth Fund - A Class
Intermediate Bond Fund - A Class
International Equity Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
Retirement Income and Appreciation Fund - A Class

SGA Global Growth Fund - A Class
Short-Term Bond Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
Treasury Inflation Protected Securities Fund - A Class
Zebra Global Equity Fund - A Class
Zebra Small Cap Equity Fund - A Class

C Class

Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class*
Earnest Partners Emerging Markets Equity Fund - C Class
Emerging Markets Fund - C Class
Flexible Bond Fund - C Class
Global Evolution Frontier Markets Income Fund - C Class
High Yield Bond Fund - C Class
Holland Large Cap Growth Fund - C Class
Intermediate Bond Fund - C Class
International Equity Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
Retirement Income and Appreciation Fund - C Class
SGA Global Growth Fund - C Class
Short-Term Bond Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
Treasury Inflation Protected Securities Fund - C Class
Zebra Global Equity Fund - C Class
Zebra Small Cap Equity Fund - C Class

AMR Class

Balanced Fund - AMR Class
Emerging Markets Fund - AMR Class
High Yield Bond Fund - AMR Class
International Equity Fund - AMR Class
Large Cap Value Fund - AMR Class
Mid-Cap Value Fund - AMR Class
Small Cap Value Fund - AMR Class

AMERICAN BEACON SELECT FUNDS:

Money Market Select Fund

U.S. Government Money Market Select Fund

*Expected effective date shall be on or about October 1, 2014